                        MINNESOTA LIFE INSURANCE COMPANY
                                POWER OF ATTORNEY
                         TO SIGN REGISTRATION STATEMENTS


         WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

         WHEREAS, Variable Fund D ("Fund D") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

         WHEREAS, Variable Annuity Account ("Variable Annuity Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

         WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933,

         WHEREAS, Group Variable Annuity Account ("Group Variable Annuity Account") is a separate account of Minnesota Life which has been established for the purpose of issuing group annuity contracts on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group variable annuity contracts and certificates to be registered under the Securities Act of 1933;

         WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933;


         NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dennis E. Prohofsky and Garold M. Felland, and each of them individually, as attorney in fact for the purpose of signing in their names and on their behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, the Group Variable Annuity Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.


         SIGNATURE                          TITLE                        DATE
         ---------                          -----                        ----
/s/Robert L. Senkler                        Chairman of the Board,       October 19, 1998
-------------------------------             President and Chief
   Robert L. Senkler                        Executive Officer



              SIGNATURE                     TITLE                         DATE
              ---------                     -----                         ----
/s/ Giulio Agostini                         Director                      October 19, 1998
------------------------------
    Giulio Agostini

/s/ Anthony L. Andersen                     Director                      October 19, 1998
------------------------------
    Anthony L. Andersen

/s/ Leslie S. Biller                        Director                      October 19, 1998
------------------------------
    Leslie S. Biller

/s/ John F. Grundhofer                      Director                      October 19, 1998
------------------------------
    John F. Grundhofer

/s/ David S. Kidwell                        Director                      October 19, 1998
------------------------------
    David S. Kidwell, Ph.D.

/s/ Reatha C. King, Ph.D.                   Director                      October 19, 1998
------------------------------
    Reatha C. King, Ph.D.

/s/ Thomas E. Rohricht                      Director                      October 19, 1998
------------------------------
    Thomas E. Rohricht

/s/ Michael E. Shannon                      Director                      October 19, 1998
------------------------------
    Michael E. Shannon

/s/ Frederick T. Weyerhaeuser               Director                      October 19, 1998
------------------------------
    Frederick T. Weyerhaeuser